UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER

LIMITED-TERM GOVERNMENT FUND

SEMIANNUAL REPORT 3.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Government Bond Index	Barclays U.S. 1-3 Year Government Bond Index
6-Month	0.50%	-1.76%	0.61%	0.21%
1-Year	-0.13	-2.37	-1.17	0.39
5-Year	3.53	3.06	2.73	1.21
10-Year	2.28	2.05	3.98	2.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2     OPPENHEIMER LIMITED-TERM GOVERMNMENT FUND

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 0.50% during the reporting period. On a relative basis, the Fund’s benchmarks, the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index, returned 0.61% and 0.21%, respectively.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and moderating housing activity. Before the reporting period, in May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets. U.S. interest rates generally rose and by the end of 2013 the interest rate on 10-year Treasury bonds was roughly 3.0%. That capped a modest year for both U.S. Treasuries and investment-grade fixed income.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. However, U.S. growth remained reasonably strong, which was attributable to good employment gains and robust manufacturing activity despite a near-term slowdown in the housing recovery. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March (in January 2014, Janet Yellen was confirmed as next Fed chairman). In addition, interest rates in the U.S. have fallen slightly since the beginning of the year.

FUND REVIEW

The Fund remained most heavily invested in mortgage-backed securities (“MBS”) throughout the reporting period. This allocation, which consisted primarily of government agency MBS, with a smaller allocation to non-agency MBS, benefited the Fund’s performance. However, it is important to note that MBS are sensitive to upward moves in interest rates as the duration of these securities tends to extend in such an environment. In response, we reduced our allocation to 30-year mortgages in favor of

3 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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15-year mortgages and also moved to higher coupon securities in an attempt to decrease the impact of interest rate risk. We believe these changes may help combat interest rate risk, but we continue to monitor the sector. Modest positions in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) also contributed positively to performance.

During the reporting period, we significantly reduced our allocation in agency debt and moved those assets into U.S. Treasuries to maintain liquidity in the Fund. Our U.S. Treasury position minimally detracted from performance this reporting period.

STRATEGY & OUTLOOK

As the markets have successfully digested the first round of tapering by the Fed and the government shutdown is firmly behind us, we believe there is increasingly reason for optimism. By historical standards, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. While U.S. growth continues to be a bright spot, we are beginning to see signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policymakers have the situation in hand and the probability of a hard landing is still quite low.

In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering at near historic lows, the case for securitized products remains compelling. Generally, our preference is to maintain a carry, or yield advantage, in the context of this environment. Given current conditions, the additional carry of the Fund may potentially help returns even if spreads remain at their current levels.

Peter A. Strzalkowski, CFA Portfolio Manager

4 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	44.2%
Non-Agency	6.8
U.S. Government Obligations	44.2
Asset-Backed Securities	3.0
Short-Term Notes	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	90.9%
AA	0 .4
A	2 .7
BBB	5 .2
BB	0 .3
CCC	0 .1
D	0 .2
Unrated	0 .2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 31, 2014, and are subject to change. Except for securities labeled “Unrated” and for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

5 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	0.50%	-0.13%	3.53%		2.28%
Class B (OGSBX)	5/3/93	0.10%	-0.92%	2.70%		1.84%
Class C (OLTCX)	2/1/95	0.10%	-0.93%	2.71%		1.50%
Class I (OLTIX)	12/28/12	0.67%	0.31%	0.30%	*	N/A
Class N (OLTNX)	3/1/01	0.35%	-0.43%	3.21%		2.01%
Class Y (OLTYX)	1/26/98	1.08%	0.49%	3.86%		2.58%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	-1.76%	-2.37%	3.06%		2.05%
Class B (OGSBX)	5/3/93	-3.87%	-4.84%	2.52%		1.84%
Class C (OLTCX)	2/1/95	-0.89%	-1.91%	2.71%		1.50%
Class I (OLTIX)	12/28/12	0.67%	0.31%	0.30%	*	N/A
Class N (OLTNX)	3/1/01	-0.64%	-1.41%	3.21%		2.01%
Class Y (OLTYX)	1/26/98	1.08%	0.49%	3.86%		2.58%

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/14

Class A	1.73%
Class B	0.98
Class C	0.98
Class I	2.10
Class N	1.47
Class Y	2.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class I and Class Y shares.

6 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 3/31/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays U.S. 1-3 Year Government Bond Index is composed of Treasury bond and agency bond indices that have maturities of one to three years. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,005.00	$4.01
Class B	1,000.00	1,001.00	8.01
Class C	1,000.00	1,001.00	8.01
Class I	1,000.00	1,006.70	2.35
Class N	1,000.00	1,003.50	5.51
Class Y	1,000.00	1,010.80	2.51

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.94	4.04
Class B	1,000.00	1,016.95	8.08
Class C	1,000.00	1,016.95	8.08
Class I	1,000.00	1,022.59	2.37
Class N	1,000.00	1,019.45	5.55
Class Y	1,000.00	1,022.44	2.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.47
Class N	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS    March 31, 2014    Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.5%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$840,000	$845,643
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Cl. E, 6.40%, 4/9/18[2]	250,000	263,594
Series 2013-1, Cl. D, 2.09%, 2/8/19	2,800,000	2,799,195
Series 2013-2, Cl. D, 2.42%, 5/8/19	3,975,000	4,010,046
Series 2013-3, Cl. D, 3.00%, 7/8/19	2,585,000	2,644,458
Series 2013-5, Cl. D, 2.86%, 12/8/19	1,245,000	1,262,389
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000	2,110,576
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,710,000	1,698,941
Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000	955,985
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	705,000	714,671
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000	1,588,986
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000	4,031,028
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000	3,293,213
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	65,744
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	3,710,000	3,824,262
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	325,000	340,378
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,505,000	1,497,127
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,109,043
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2014-T1, Cl. B1, 1.671%, 3/15/45[1]	3,130,000	3,130,138
Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	495,000	497,683
Series 2013-3, Cl. D, 2.42%, 4/15/19	1,930,000	1,944,712
Series 2013-4, Cl. D, 3.92%, 1/15/20	1,020,000	1,075,932
Series 2013-5, Cl. D, 2.73%, 10/15/19	2,985,000	3,013,428
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	1,185,000	1,197,005
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	1,315,000	1,337,575
United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,312,000	1,321,387
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	230,000	231,508
Total Asset-Backed Securities (Cost $46,230,873)		46,804,647

Mortgage-Backed Obligations—57.5%
Government Agency—49.9%
FHLMC/FNMA/FHLB/Sponsored—48.4%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	90,020	95,373
5.50%, 4/1/18	947,764	1,007,918
6.00%, 5/1/18-10/1/29	4,638,378	5,093,598
6.50%, 4/1/18-4/1/34	2,671,390	2,962,089
7.00%, 8/1/16-10/1/37	1,669,611	1,896,069
7.50%, 1/1/32-9/1/33	4,535,647	5,391,308
8.00%, 4/1/16	202,159	209,177

10    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
8.50%, 3/1/31	$149,594	$176,163
9.00%, 8/1/22-5/1/25	126,805	140,442
10.00%, 8/1/21	38,284	39,147
11.50%, 6/1/20-11/17/20	10,461	10,548
12.00%, 6/1/15	1,084	1,099
12.50%, 7/1/19	1,092	1,104
13.00%, 8/1/15	229	230
Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	30,752	34,844
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 8.364%, 2/1/28[3]	228,095	49,764
Series 205, Cl. IO, 12.928%, 9/1/29[3]	1,625,563	298,198
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	87,414	22,208
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	596,110	87,412
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	5,218,224	5,259,719
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 12.961%, 12/1/31[5]	388,978	346,777
Series 219, Cl. PO, 13.063%, 3/1/32[5]	1,109,942	989,016
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.805%, 6/15/21[6]	5,221	5,274
Series 151, Cl. F, 9.00%, 5/15/21	19,577	21,700
Series 1695, Cl. F, 2.138%, 3/15/24[6]	1,328,607	1,372,214
Series 2035, Cl. PC, 6.95%, 3/15/28	853,334	987,966
Series 2084, Cl. ZC, 6.50%, 8/15/28	445,013	505,297
Series 2116, Cl. ZA, 6.00%, 1/15/29	615,473	682,483
Series 2122, Cl. FD, 0.505%, 2/15/29[6]	682,469	685,861
Series 2132, Cl. FN, 1.055%, 3/15/29[6]	942,044	964,205
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,072,642	1,188,379
Series 2195, Cl. LH, 6.50%, 10/15/29	1,625,349	1,820,801
Series 2220, Cl. PD, 8.00%, 3/15/30	259,752	301,726
Series 2281, Cl. Z, 6.50%, 2/15/31	2,053,976	2,309,256
Series 2319, Cl. BZ, 6.50%, 5/15/31	3,398,944	3,909,343
Series 2326, Cl. ZP, 6.50%, 6/15/31	699,108	787,377
Series 2344, Cl. FP, 1.105%, 8/15/31[6]	523,603	537,625
Series 2368, Cl. TG, 6.00%, 10/15/16	57,954	60,229
Series 2392, Cl. FB, 0.755%, 1/15/29[6]	157,386	159,625
Series 2396, Cl. FE, 0.755%, 12/15/31[6]	285,133	288,955
Series 2401, Cl. FA, 0.805%, 7/15/29[6]	224,462	227,914
Series 2427, Cl. ZM, 6.50%, 3/15/32	155,232	175,136
Series 2464, Cl. FI, 1.155%, 2/15/32[6]	320,249	329,312
Series 2470, Cl. LF, 1.155%, 2/15/32[6]	327,642	336,914
Series 2471, Cl. FD, 1.155%, 3/15/32[6]	487,295	501,217
Series 2481, Cl. AF, 0.705%, 3/15/32[6]	284,625	288,005
Series 2500, Cl. FD, 0.655%, 3/15/32[6]	467,577	472,595
Series 2504, Cl. FP, 0.655%, 3/15/32[6]	554,051	559,575
Series 2526, Cl. FE, 0.555%, 6/15/29[6]	551,930	555,947
Series 2530, Cl. FD, 0.655%, 2/15/32[6]	638,521	644,721
Series 2538, Cl. F, 0.755%, 12/15/32[6]	73,928	74,871
Series 2550, Cl. FI, 0.505%, 11/15/32[6]	307,686	308,697
Series 2551, Cl. FD, 0.555%, 1/15/33[6]	531,530	534,769

11    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2627, Cl. KM, 4.50%, 6/15/18	$1,152,119	$1,213,750
Series 2630, Cl. MB, 4.50%, 6/15/18	1,195,000	1,271,418
Series 2668, Cl. AZ, 4.00%, 9/15/18	499,465	523,375
Series 2676, Cl. KY, 5.00%, 9/15/23	1,881,934	2,055,205
Series 2707, Cl. QE, 4.50%, 11/15/18	2,991,058	3,182,895
Series 2708, Cl. N, 4.00%, 11/15/18	2,842,440	2,980,480
Series 2770, Cl. TW, 4.50%, 3/15/19	8,205,179	8,783,004
Series 2843, Cl. BC, 5.00%, 8/15/19	1,306,873	1,395,264
Series 3013, Cl. GA, 5.00%, 6/15/34	1,302,471	1,344,808
Series 3025, Cl. SJ, 24.182%, 8/15/35[6]	168,514	264,654
Series 3134, Cl. FA, 0.455%, 3/15/36[6]	10,041,360	10,017,843
Series 3342, Cl. FT, 0.605%, 7/15/37[6]	2,647,939	2,657,285
Series 3465, Cl. HA, 4.00%, 7/15/17	203,298	207,289
Series 3617, Cl. DC, 4.00%, 7/15/27	984,994	998,083
Series 3645, Cl. EH, 3.00%, 12/15/20	8,717,559	9,051,956
Series 3647, Cl. BD, 3.00%, 12/15/19	10,770,694	10,967,631
Series 3659, Cl. DE, 2.00%, 3/15/19	2,565,237	2,612,935
Series 3741, Cl. PA, 2.15%, 2/15/35	6,438,997	6,566,914
Series 3804, Cl. WJ, 3.50%, 3/15/39	9,686,000	10,020,511
Series 3805, Cl. AK, 3.50%, 4/15/24	907,617	943,025
Series 3815, Cl. BD, 3.00%, 10/15/20	1,064,512	1,097,855
Series 3822, Cl. JA, 5.00%, 6/15/40	500,964	533,611
Series 3840, Cl. CA, 2.00%, 9/15/18	794,844	809,649
Series 3848, Cl. WL, 4.00%, 4/15/40	3,504,119	3,625,878
Series 3857, Cl. GL, 3.00%, 5/15/40	4,492,369	4,551,868
Series 3887, Cl. NC, 3.00%, 7/15/26	1,444,551	1,487,051
Series 3917, Cl. BA, 4.00%, 6/15/38	2,627,215	2,746,043
Series 3935, Cl. NA, 3.50%, 10/15/26	9,502,987	10,004,992
Series 4221, Cl. HJ, 1.50%, 7/15/23	5,668,475	5,674,081
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 53.604%, 7/17/28[3]	359,029	79,272
Series 2079, Cl. S, 39.586%, 7/17/28[3]	657,889	147,812
Series 2493, Cl. S, 47.187%, 9/15/29[3]	431,333	102,370
Series 2526, Cl. SE, 28.531%, 6/15/29[3]	762,558	171,474
Series 2795, Cl. SH, 10.731%, 3/15/24[3]	5,536,367	842,272
Series 2796, Cl. SD, 51.284%, 7/15/26[3]	182,859	37,753
Series 2835, Cl. BS, 0.00%, 12/15/28[3,4]	2,294,371	80,481
Series 2920, Cl. S, 53.371%, 1/15/35[3]	4,052,301	766,664
Series 2922, Cl. SE, 6.393%, 2/15/35[3]	708,283	126,242
Series 3201, Cl. SG, 4.937%, 8/15/36[3]	1,357,016	228,253
Series 3397, Cl. GS, 12.712%, 12/15/37[3]	95,715	17,634
Series 3424, Cl. EI, 0.318%, 4/15/38[3]	320,883	38,995
Series 3450, Cl. BI, 11.642%, 5/15/38[3]	4,602,096	663,518
Series 3606, Cl. SN, 3.907%, 12/15/39[3]	1,282,995	218,576
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.655%, 5/15/36[6]	5,317,109	5,350,099
Federal National Mortgage Assn.:
2.50%, 4/25/29[7]	11,460,000	11,454,629
3.00%, 4/25/29[7]	920,000	945,300

12 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
3.50%, 4/1/29[7]	$55,870,000	$58,593,662
4.00%, 4/1/29-4/1/44[7]	27,710,000	28,927,628
4.50%, 4/1/29-4/25/44[7]	58,668,000	62,545,205
5.00%, 4/25/44[7]	1,225,000	1,335,729

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20[7]	14,035,435	14,780,539
3.50%, 12/1/20-8/1/40	26,271,508	27,578,457
4.50%, 9/1/18-8/1/26	10,652,481	11,311,444
5.00%, 2/1/18-7/1/22	15,268,244	16,271,872
5.50%, 9/1/19-5/1/24	9,387,123	10,126,716
6.00%, 3/1/17-2/1/40	10,488,289	11,654,187
6.50%, 6/1/17-1/1/34	13,131,380	14,681,735
7.00%, 3/1/15-2/1/36	8,754,910	9,910,779
7.50%, 2/1/27-8/1/33	11,783,009	13,851,175
8.00%, 6/1/17	372	396
8.50%, 7/1/32	69,548	80,214
9.00%, 8/1/19	4,233	4,680
9.50%, 11/1/21	3,045	3,345
11.00%, 11/1/15-7/20/19	75,250	76,902
11.25%, 2/15/16	15,520	15,633
11.50%, 7/15/19	2,726	2,743
12.00%, 5/1/16	581	586
12.50%, 8/1/15-12/1/15	3,435	3,463
13.00%, 8/15/15-12/1/15	4,359	4,421

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 38.032%, 5/1/23[3]	1,096,793	177,587
Series 254, Cl. 2, 34.113%, 1/1/24[3]	1,381,969	234,537
Series 294, Cl. 2, 12.431%, 2/1/28[3]	1,519,351	338,671
Series 301, Cl. 2, 0.00%, 4/1/29[3,4]	659,860	142,609
Series 321, Cl. 2, 13.703%, 4/1/32[3]	3,849,038	665,534
Series 324, Cl. 2, 0.00%, 7/1/32[3,4]	1,312,040	285,287
Series 331, Cl. 10, 12.202%, 2/1/33[3]	1,877,477	405,776
Series 331, Cl. 4, 0.591%, 2/1/33[3]	1,558,708	312,358
Series 331, Cl. 5, 9.501%, 2/1/33[3]	2,226,960	447,994
Series 331, Cl. 6, 0.00%, 2/1/33[3,4]	2,168,014	477,134
Series 334, Cl. 10, 0.00%, 2/1/33[3,4]	877,452	188,747
Series 339, Cl. 15, 0.313%, 8/1/33[3]	792,473	159,414
Series 339, Cl. 7, 0.00%, 8/1/33[3,4]	1,518,826	307,706
Series 351, Cl. 8, 0.00%, 4/1/34[3,4]	1,518,227	284,513
Series 356, Cl. 10, 0.00%, 6/1/35[3,4]	1,125,265	211,800
Series 356, Cl. 12, 0.00%, 2/1/35[3,4]	552,109	104,014
Series 362, Cl. 13, 0.00%, 8/1/35[3,4]	1,579,077	275,382
Series 364, Cl. 15, 0.00%, 9/1/35[3,4]	834,125	142,072

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 12.122%, 9/1/32[5]	279,595	244,206

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	24,115	26,474
Series 1991-109, Cl. Z, 8.50%, 9/25/21	16,436	18,814
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,470,170	1,681,030
Series 1998-59, Cl. Z, 6.50%, 10/25/28	130,741	144,188

13    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 1999-54, Cl. LH, 6.50%, 11/25/29	$803,194	$890,812
Series 2001-69, Cl. PF, 1.154%, 12/25/31[6]	751,968	773,353
Series 2002-12, Cl. PG, 6.00%, 3/25/17	1,955,860	2,056,559
Series 2002-19, Cl. PE, 6.00%, 4/25/17	137,600	143,694
Series 2002-29, Cl. F, 1.154%, 4/25/32[6]	342,222	351,946
Series 2002-39, Cl. FD, 1.156%, 3/18/32[6]	666,715	686,247
Series 2002-52, Cl. FD, 0.654%, 9/25/32[6]	555,815	561,758
Series 2002-53, Cl. FY, 0.654%, 8/25/32[6]	417,743	421,764
Series 2002-64, Cl. FJ, 1.154%, 4/25/32[6]	105,467	108,464
Series 2002-65, Cl. FB, 1.154%, 7/25/32[6]	637,121	655,246
Series 2002-68, Cl. FH, 0.656%, 10/18/32[6]	204,475	206,606
Series 2002-77, Cl. TF, 1.156%, 12/18/32[6]	1,329,927	1,367,543
Series 2002-82, Cl. FE, 1.154%, 12/25/32[6]	615,353	632,877
Series 2002-9, Cl. PC, 6.00%, 3/25/17	1,095,495	1,151,493
Series 2002-90, Cl. FJ, 0.654%, 9/25/32[6]	231,347	233,576
Series 2002-90, Cl. FM, 0.654%, 9/25/32[6]	222,449	224,592
Series 2003-112, Cl. AN, 4.00%, 11/25/18	1,871,731	1,962,995
Series 2003-116, Cl. FA, 0.554%, 11/25/33[6]	362,925	364,140
Series 2003-119, Cl. FK, 0.654%, 5/25/18[6]	3,377,589	3,397,513
Series 2003-130, Cl. CS, 13.792%, 12/25/33[6]	850,866	1,003,572
Series 2003-21, Cl. FK, 0.554%, 3/25/33[6]	41,198	41,268
Series 2003-26, Cl. XF, 0.604%, 3/25/23[6]	1,478,000	1,485,780
Series 2003-44, Cl. CB, 4.25%, 3/25/33	424,041	438,302
Series 2003-45, Cl. AB, 3.75%, 5/25/33	63,955	64,582
Series 2003-84, Cl. GE, 4.50%, 9/25/18	1,555,115	1,641,328
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,979,479	2,069,483
Series 2004-25, Cl. PC, 5.50%, 1/25/34	1,357,819	1,451,473
Series 2004-29, Cl. QG, 4.50%, 12/25/32	1,878,759	1,923,432
Series 2004-72, Cl. FB, 0.654%, 9/25/34[6]	3,451,434	3,482,499
Series 2005-109, Cl. AH, 5.50%, 12/25/25	7,529,014	8,279,638
Series 2005-45, Cl. XA, 0.494%, 6/25/35[6]	4,400,994	4,399,671
Series 2005-5, Cl. AB, 5.00%, 4/25/32	755,886	766,471
Series 2005-67, Cl. BF, 0.504%, 8/25/35[6]	2,029,142	2,036,907
Series 2005-85, Cl. FA, 0.504%, 10/25/35[6]	4,281,187	4,295,105
Series 2006-11, Cl. PS, 24.001%, 3/25/36[6]	695,187	1,107,700
Series 2006-46, Cl. SW, 23.634%, 6/25/36[6]	667,072	1,032,075
Series 2006-50, Cl. KS, 23.634%, 6/25/36[6]	544,458	854,189
Series 2006-50, Cl. SK, 23.634%, 6/25/36[6]	156,728	242,014
Series 2007-79, Cl. FA, 0.604%, 8/25/37[6]	1,755,939	1,762,200
Series 2008-14, Cl. BA, 4.25%, 3/25/23	1,974,426	2,077,612
Series 2008-24, Cl. DY, 5.00%, 4/25/23	1,654,428	1,757,451
Series 2008-75, Cl. DB, 4.50%, 9/25/23	4,925,091	5,206,700
Series 2009-113, Cl. DB, 3.00%, 12/25/20	17,559,796	18,115,414
Series 2009-114, Cl. AC, 2.50%, 12/25/23	1,052,692	1,074,935
Series 2009-36, Cl. FA, 1.094%, 6/25/37[6]	10,037,142	10,259,163
Series 2009-37, Cl. HA, 4.00%, 4/25/19	2,704,919	2,829,824
Series 2009-70, Cl. NT, 4.00%, 8/25/19	1,771,581	1,853,429
Series 2009-70, Cl. TL, 4.00%, 8/25/19	8,654,368	9,054,208
Series 2010-37, Cl. NG, 4.00%, 1/25/28	3,386,812	3,452,596
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,994,853	2,070,157

14 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-104, Cl. MA, 2.50%, 10/25/26	$1,109,154	$1,125,769
Series 2011-122, Cl. EC, 1.50%, 1/25/20	11,274,994	11,386,616
Series 2011-15, Cl. DA, 4.00%, 3/25/41	3,879,213	4,065,510
Series 2011-3, Cl. EL, 3.00%, 5/25/20	29,716,903	30,664,783
Series 2011-3, Cl. KA, 5.00%, 4/25/40	3,870,230	4,190,288
Series 2011-38, Cl. AH, 2.75%, 5/25/20	864,204	890,794
Series 2011-44, Cl. EA, 3.00%, 6/25/24	1,323,527	1,377,273
Series 2011-45, Cl. NG, 3.00%, 3/25/25	894,237	926,305
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,585,654	1,643,976
Series 2011-6, Cl. BA, 2.75%, 6/25/20	3,183,156	3,283,615
Series 2011-69, Cl. EA, 3.00%, 11/25/29	3,714,246	3,802,279
Series 2011-82, Cl. AD, 4.00%, 8/25/26	5,829,172	6,123,368
Series 2011-88, Cl. AB, 2.50%, 9/25/26	1,743,897	1,785,583
Series 2012-20, Cl. FD, 0.554%, 3/25/42[6]	1,821,043	1,819,883

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 28.178%, 12/18/31[3]	570,313	113,370
Series 2001-68, Cl. SC, 19.543%, 11/25/31[3]	471,222	109,923
Series 2001-81, Cl. S, 24.559%, 1/25/32[3]	371,290	92,033
Series 2002-28, Cl. SA, 33.722%, 4/25/32[3]	369,416	81,742
Series 2002-38, Cl. SO, 43.13%, 4/25/32[3]	603,024	109,227
Series 2002-39, Cl. SD, 33.313%, 3/18/32[3]	647,066	147,495
Series 2002-48, Cl. S, 29.304%, 7/25/32[3]	590,556	140,340
Series 2002-52, Cl. SD, 31.036%, 9/25/32[3]	555,815	132,777
Series 2002-52, Cl. SL, 31.736%, 9/25/32[3]	385,754	91,766
Series 2002-53, Cl. SK, 32.928%, 4/25/32[3]	377,549	85,274
Series 2002-56, Cl. SN, 30.994%, 7/25/32[3]	802,075	166,045
Series 2002-60, Cl. SM, 29.534%, 8/25/32[3]	1,004,653	166,058
Series 2002-77, Cl. IS, 37.726%, 12/18/32[3]	863,143	208,322
Series 2002-77, Cl. SH, 35.371%, 12/18/32[3]	534,072	126,352
Series 2002-9, Cl. MS, 25.421%, 3/25/32[3]	597,381	127,445
Series 2003-33, Cl. IA, 0.00%, 5/25/33[3,4]	117,329	25,740
Series 2003-33, Cl. SP, 28.147%, 5/25/33[3]	1,305,444	273,219
Series 2003-38, Cl. SA, 0.00%, 3/25/23[3,4]	1,054,321	91,337
Series 2003-4, Cl. S, 29.838%, 2/25/33[3]	764,649	178,331
Series 2005-12, Cl. SC, 7.288%, 3/25/35[3]	353,785	58,891
Series 2005-14, Cl. SE, 37.196%, 3/25/35[3]	5,156,308	770,312
Series 2005-40, Cl. SA, 46.498%, 5/25/35[3]	2,129,424	355,931
Series 2005-52, Cl. JH, 2.29%, 5/25/35[3]	1,009,565	152,621
Series 2005-63, Cl. SA, 46.696%, 10/25/31[3]	1,893,361	301,528
Series 2005-63, Cl. X, 30.359%, 10/25/31[3]	22,413	464
Series 2008-55, Cl. SA, 13.552%, 7/25/38[3]	47,791	5,783
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	1,652,157	132,388
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	3,505,127	246,710
Series 2012-40, Cl. PI, 1.946%, 4/25/41[3]	384,134	63,689

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 13.609%, 10/15/29[3]	23,260,664	173,222
Series 2001-3, Cl. IO, 13.825%, 10/15/31[3]	10,491,349	90,881
Series 2002-2, Cl. IO, 10.355%, 1/15/32[3]	28,740,802	144,431
Series 2002-3, Cl. IO, 13.593%, 8/15/32[3]	38,464,027	689,860

15 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-1, Cl. IO, 13.037%, 11/15/32[3]	$56,355,856	$779,858

		655,448,010

GNMA/Guaranteed—1.0%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	76,709	86,484
7.00%, 1/15/28-9/15/29	479,231	534,898
7.50%, 6/15/28-8/15/28	447,546	471,800
8.00%, 9/15/28	20,865	21,361
8.50%, 8/15/17-12/15/17	170,893	184,469
9.50%, 9/15/17	1,319	1,358
10.50%, 12/15/17-1/15/21	43,604	44,014
13.00%, 9/15/14	45	45

Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	53,249	61,773
11.00%, 10/20/19	21,842	22,723

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 62.507%, 3/16/28[3]	831,895	178,927
Series 2002-76, Cl. SG, 6.095%, 10/16/29[3]	275,801	53,919
Series 2011-52, Cl. HS, 8.998%, 4/16/41[3]	6,040,875	1,328,792

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	5,748,325	6,802,405
Series 2009-29, Cl. CA, 4.50%, 4/20/34	218,684	220,931
Series 2009-31, Cl. MA, 4.50%, 8/20/33	620,346	638,569
Series 2009-66, Cl. CD, 2.50%, 8/16/39	334,825	342,461
Series 2009-75, Cl. GC, 4.00%, 7/20/30	614,488	626,885
Series 2010-139, Cl. AB, 4.00%, 5/20/36	1,626,900	1,698,174

		13,319,988

Other Agency—0.5%

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.506%, 12/7/20[6]	7,467,385	7,477,242

Non-Agency—7.6%

Commercial—7.1%

BCAP LLC Trust:
Series 2012-RR2, Cl. 6A3, 2.768%, 9/26/35[1,6]	4,069,888	4,115,927
Series 2012-RR6, 2.404%, 11/26/36[1]	4,978,713	5,021,233

CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	1,138,279	1,165,321

Citigroup Commercial Mortgage Trust, Series 20113-GCJ11, 4.607%, 4/10/46[1]	1,410,000	1,263,939
Citigroup Mortgage Loan Trust, Inc., Series 2012-8, Cl. 1A1, 2.654%, 10/25/35[1,6]	6,930,195	7,024,394

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,6]	425,000	398,520
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[1,6]	700,000	647,817
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,6]	1,540,000	1,365,295
Series 2014-CR15, Cl. D, 4.769%, 2/10/47[1,6]	2,500,000	2,311,424

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,3,4]	39,809,769	1,355,085
Series 2012-CR5, Cl. XA, 0.165%, 12/10/45[3]	14,398,149	1,480,871

16 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Commercial (Continued)

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.466%, 2/15/39[6]	$4,180,000	$4,451,880

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[6]	3,621,000	3,798,270

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[1,6]	883,933	895,154

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,6]	675,000	702,014

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,6]	805,000	736,082
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,6]	550,000	501,269
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,6]	850,000	765,937
Series 2014-K36, Cl. C, 4.361%, 12/25/46[1,6]	3,250,000	3,111,555
Series 2014-K714, Cl. C, 3.724%, 1/25/47[1,6]	2,500,000	2,419,231

GS Mortgage Securities Trust, Series 2013-GC14, Cl. D, 4.777%, 8/10/46[1,6]	4,900,000	4,471,787

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.215%, 7/25/35[6]	1,922,258	1,924,334

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[1,6]	3,363,745	3,376,763

JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Cl. D, 5.082%, 11/15/45[1,6]	3,750,000	3,534,433

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.641%, 4/21/34[6]	1,274,006	1,300,830

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,6]	1,285,000	1,209,227
Series 2013-C11, Cl. D, 4.419%, 8/15/46[1,6]	1,700,000	1,512,690
Series 2013-C12, Cl. D, 4.771%, 10/15/46[1,6]	4,000,000	3,647,036
Series 2013-C13, Cl. D, 4.897%, 11/15/46[1,6]	4,000,000	3,699,786
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,6]	1,550,000	1,391,729
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,6]	1,115,000	983,703
Series 2014-C14, Cl. D, 4.836%, 2/15/47[1,6]	2,130,000	1,930,358

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.057%, 11/26/36[1,6]	6,562,072	6,596,970

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.451%, 6/26/46[1,6]	3,211,492	3,251,591

STARM Mortgage Loan Trust, Series 2007-1, Cl. 2A1, 2.756%, 2/25/37[6]	2,865,462	2,445,262

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.388%, 8/25/34[6]	1,653,081	1,629,005

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/10/63[1,6]	630,000	578,788

Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Cl. AM, 5.383%, 12/15/43	1,900,000	2,059,904

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,6]	650,000	600,438
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,6]	1,110,000	1,059,064
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,6]	1,255,000	1,212,047
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,6]	646,000	585,419

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	49,218,165	3,166,943

		95,699,325

17 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Residential—0.5%

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.892%, 2/10/51[6]	$1,405,000	$1,562,259

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.547%, 12/25/34[6]	1,375,052	1,394,224

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.332%, 10/25/36[6]	2,703,048	2,660,027

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	146,850	114,679
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,096,157	1,674,422

		7,405,611

Total Mortgage-Backed Obligations (Cost $762,468,198)		779,350,176

U.S. Government Obligations—49.9%

Federal Farm Credit Bank Bonds:
0.25%, 11/28/14	4,000,000	4,004,064
1.625%, 11/19/14	3,425,000	3,458,222

Federal Home Loan Bank Nts., 5.50%, 8/13/14	40,000,000	40,796,400

U.S. Treasury Nts.:
0.75%, 3/15/17	247,245,000	246,366,044
0.875%, 4/30/17	200,000,000	199,601,600
1.375%, 9/30/18	134,939,000	133,784,597
2.00%, 9/30/20[8]	42,215,000	41,725,222
2.50%, 8/15/23	5,746,000	5,665,200

Total U.S. Government Obligations (Cost $677,969,242)		675,401,349

Short-Term Notes—2.0%

Federal Home Loan Bank Discount Nts.:
0.02%, 5/14/14[9]	400,000	399,990
0.049%, 4/9/14[9]	4,900,000	4,899,947
0.05%, 4/11/14[9]	3,500,000	3,499,951
0.05%, 4/2/14[9]	2,200,000	2,199,997
0.055%, 4/16/14[9]	900,000	899,979
0.057%, 4/21/14[9]	5,300,000	5,299,833
0.06%, 5/2/14[9]	3,100,000	3,099,840

Federal Home Loan Mortgage Corp. Discount Nts.:
0.04%, 4/22/14[9]	400,000	399,991
0.04%, 4/7/14[9]	1,150,000	1,149,992

Federal National Mortgage Assn. Discount Nts., 0.04%, 4/16/14[9]	5,718,000	5,717,905

Total Short-Term Notes (Cost $27,567,425)		27,567,425

Total Investments, at Value (Cost $1,514,235,738)	112 .9%	1,529,123,597
Liabilities in Excess of Other Assets	(12 .9)	(175,063,308)

Net Assets	100 .0%	$1,354,060,289

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $100,469,039 or 7.42% of the Fund’s net assets as of March 31, 2014.

18 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments (Continued)

2. Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $263,594, which represents 0.02% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation

AmeriCredit Automobile
Receivables Trust, Series
2010-4, Cl. E, 6.40%, 4/9/18	7/27/12	$260,516	$263,594	$3,078

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $23,137,935 or 1.71% of the Fund’s net assets as of March 31, 2014.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,579,999 or 0.12% of the Fund’s net assets as of March 31, 2014.

6. Represents the current interest rate for a variable or increasing rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See Note 1 of the accompanying Notes.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,409,973. See Note 6 of the accompanying Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

Futures Contracts as of March 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Buy	6/19/14	96	$12,789,000	$180,111
U.S. Treasury Nts., 2 yr.	CBT	Sell	6/30/14	1,063	233,394,937	112,745
U.S. Treasury Nts., 5 yr.	CBT	Buy	6/30/14	1	118,953	(3)
U.S. Treasury Nts., 10 yr.	CBT	Sell	6/19/14	1,629	201,181,500	727,289
U.S. Treasury Ultra Bonds	CBT	Buy	6/19/14	4	577,875	13,006

						$1,033,148

Glossary:

Exchange Abbreviations

CBT                                              Chicago Board of Trade

See accompanying Notes to Financial Statements.

19 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF

ASSETS AND LIABILITIES    March 31, 2014 Unaudited

Assets
Investments, at value (cost $1,514,235,738)—see accompanying statement of investments	1,529,123,597
Cash	121,899
Receivables and other assets:
Investments sold (including $95,436,670 sold on a when-issued or delayed delivery basis)	139,139,831
Interest and principal paydowns	3,487,467
Shares of beneficial interest sold	278,774
Variation margin receivable	141,029
Other	306,068
Total assets	1,672,598,665
Liabilities
Payables and other liabilities:
Investments purchased (including $272,578,824 purchased on a when-issued or delayed delivery basis)	316,291,708
Shares of beneficial interest redeemed	1,505,075
Variation margin payable	356,860
Distribution and service plan fees	195,310
Trustees’ compensation	90,388
Dividends	62,589
Shareholder communications	4,032
Other	32,414
Total liabilities	318,538,376
Net Assets	$1,354,060,289

Composition of Net Assets
Par value of shares of beneficial interest	$148,743
Additional paid-in capital	1,498,943,273
Accumulated net investment income	8,732,647
Accumulated net realized loss on investments	(169,685,381)
Net unrealized appreciation on investments	15,921,007
Net Assets	$1,354,060,289

20 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $648,225,171 and 71,175,064 shares of beneficial interest outstanding)	$9.11
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.32

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,226,184 and 2,441,377 shares of beneficial interest outstanding)	$9.10

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $206,421,597 and 22,710,549 shares of beneficial interest outstanding)	$9.09

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $413,495,467 and 45,425,893 shares of beneficial interest outstanding)	$9.10

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,984,191 and 3,954,853 shares of beneficial interest outstanding)	$9.10

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $27,707,679 and 3,035,632 shares of beneficial interest outstanding)	$9.13

See accompanying Notes to Financial Statements

21 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF

OPERATIONS     For the Six Months Ended March 31, 2014     Unaudited

Investment Income
Interest	$13,136,081

Fee income on when-issued securities	2,971,044

Total investment income	16,107,125

Expenses
Management fees	2,882,425

Distribution and service plan fees:
Class A	809,584
Class B	123,566
Class C	1,090,328
Class N	92,571

Transfer and shareholder servicing agent fees:
Class A	734,539
Class B	26,886
Class C	239,643
Class I	50,668
Class N	40,228
Class Y	101,332

Shareholder communications:
Class A	17,083
Class B	1,975
Class C	5,010
Class I	2
Class N	687
Class Y	111

Trustees’ compensation	42,418

Custodian fees and expenses	9,303

Other	114,524

Total expenses	6,382,883
Less waivers and reimbursements of expenses	(516,768)

Net expenses	5,866,115

Net Investment Income	10,241,010
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(3,039,450)
Closing and expiration of futures contracts	(4,447,608)

Net realized loss	(7,487,058)

Net change in unrealized appreciation/depreciation on:
Investments	(727,930)
Futures contracts	4,685,430

Net change in unrealized appreciation/depreciation	3,957,500

Net Increase in Net Assets Resulting from Operations	$6,711,452

See accompanying Notes to Financial Statements.

22 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment income	$10,241,010	$21,287,574
Net realized gain (loss)	(7,487,058)	1,923,419
Net change in unrealized appreciation/depreciation	3,957,500	(33,750,187)
Net increase (decrease) in net assets resulting from operations	6,711,452	(10,539,194)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,473,339)	(15,340,957)
Class B	(215,684)	(442,043)
Class C	(1,897,092)	(3,182,919)
Class I	(5,215,698)	(946,481)
Class N	(420,132)	(703,671)
Class Y	(942,762)	(9,759,082)
	(17,164,707)	(30,375,153)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(50,435,011)	(111,601,773)
Class B	(5,482,255)	(15,036,624)
Class C	(25,707,454)	(49,428,876)
Class I	187,077,122	229,221,607
Class N	(3,329,576)	(3,271,232)
Class Y	(164,885,373)	(327,619,109)
	(62,762,547)	(277,736,007)
Net Assets
Total decrease	(73,215,802)	(318,650,354)
Beginning of period	1,427,276,091	1,745,926,445
End of period (including accumulated net investment income of $8,732,647 and $15,656,344, respectively)	$1,354,060,289	$1,427,276,091

See accompanying Notes to Financial Statements.

23 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.18	$9.42	$9.33	$9.45	$9.17	$9.52

Income (loss) from investment operations:
Net investment income[2]	0.07	0.13	0.19	0.25	0.33	0.45
Net realized and unrealized gain (loss)	(0.02)	(0.19)	0.09	(0.12)	0.28	(0.35)

Total from investment operations	0.05	(0.06)	0.28	0.13	0.61	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.18)	(0.19)	(0.25)	(0.33)	(0.13)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.32)

Total dividends and/or distributions to shareholders	(0.12)	(0.18)	(0.19)	(0.25)	(0.33)	(0.45)

Net asset value, end of period	$9.11	$9.18	$9.42	$9.33	$9.45	$9.17

Total Return, at Net Asset Value[3]	0.50%	(0.63)%	3.00%	1.38%	6.73%	1.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$648,225	$703,706	$835,353	$901,117	$1,054,547	$967,621

Average net assets (in thousands)	$671,300	$771,385	$856,033	$947,592	$1,011,189	$979,498

Ratios to average net assets:[4]
Net investment income	1.53%	1.43%	2.01%	2.63%	3.49%	4.98%
Total expenses	0.91%	0.87%	0.86%	0.85% [5]	0.85% [5]	0.91%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.77%	0.70%	0.70%

Portfolio turnover rate[6]	126%	154%	152%	87%	61%	59%

24 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.85%
Year Ended September 30, 2010	0.86%
Year Ended September 30, 2009	0.91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2014	$1,553,783,088	$1,694,476,403
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

25 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.41	$9.32	$9.44	$9.17	$9.52

Income (loss) from investment operations:
Net investment income[2]	0.03	0.06	0.11	0.17	0.26	0.38
Net realized and unrealized gain (loss)	(0.02)	(0.19)	0.09	(0.12)	0.27	(0.35)

Total from investment operations	0.01	(0.13)	0.20	0.05	0.53	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.11)	(0.11)	(0.17)	(0.26)	(0.11)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.27)

Total dividends and/or distributions to shareholders	(0.08)	(0.11)	(0.11)	(0.17)	(0.26)	(0.38)

Net asset value, end of period	$9.10	$9.17	$9.41	$9.32	$9.44	$9.17

Total Return, at Net Asset Value[3]	0.10%	(1.41)%	2.18%	0.58%	5.83%	0.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,226	$27,893	$43,860	$54,978	$75,966	$82,254

Average net assets (in thousands)	$24,830	$35,494	$49,094	$63,116	$77,379	$93,543

Ratios to average net assets:[4]
Net investment income	0.73%	0.65%	1.22%	1.85%	2.78%	4.24%
Total expenses	1.67%	1.81%	1.83%	1.84%[5]	1.85%[5]	1.85%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.55%	1.45%	1.45%

Portfolio turnover rate[6]	126%	154%	152%	87%	61%	59%

26 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.86%
Year Ended September 30, 2009	1.85%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2014	$1,553,783,088	$1,694,476,403
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

27 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.40	$9.31	$9.43	$9.15	$9.50

Income (loss) from investment operations:
Net investment income[2]	0.03	0.06	0.11	0.17	0.25	0.38
Net realized and unrealized gain (loss)	(0.02)	(0.19)	0.09	(0.11)	0.29	(0.35)

Total from investment operations	0.01	(0.13)	0.20	0.06	0.54	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.11)	(0.11)	(0.18)	(0.26)	(0.11)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.27)

Total dividends and/or distributions to shareholders	(0.08)	(0.11)	(0.11)	(0.18)	(0.26)	(0.38)

Net asset value, end of period	$9.09	$9.16	$9.40	$9.31	$9.43	$9.15

Total Return, at Net Asset Value[3]	0.10%	(1.42)%	2.19%	0.59%	5.94%	0.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,422	$233,776	$290,157	$333,542	$370,504	$298,356

Average net assets (in thousands)	$219,029	$265,441	$306,251	$343,597	$337,253	$291,571

Ratios to average net assets:[4]
Net investment income	0.73%	0.64%	1.22%	1.86%	2.72%	4.23%
Total expenses	1.66%	1.61%	1.59%	1.58%[5]	1.59%[5]	1.61%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.59%	1.54%	1.45%	1.45%

Portfolio turnover rate[6]	126%	154%	152%	87%	61%	59%

28 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.58%
Year Ended September 30, 2010	1.60%
Year Ended September 30, 2009	1.61%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2014	$1,553,783,088	$1,694,476,403
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

29 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.32

Income (loss) from investment operations:
Net investment income[2]	0.08	0.10
Net realized and unrealized loss	(0.02)	(0.13)

Total from investment operations	0.06	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.12)
Tax return of capital distribution	0.00	0.00

Total Dividends and/or distributions to shareholders	(0.13)	(0.12)

Net asset value, end of period	$9.10	$9.17

Total Return, at Net Asset Value[3]	0.67%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413,495	$229,314

Average net assets (in thousands)	$339,755	$78,761

Ratios to average net assets:[4]
Net investment income	1.84%	1.48%
Total expenses	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%	0.46%

Portfolio turnover rate[5]	126%	154%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2014	$1,553,783,088	$1,694,476,403
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

30 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class N	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.41	$9.32	$9.44	$9.16	$9.51

Income (loss) from investment operations:
Net investment income[2]	0.06	0.10	0.16	0.22	0.30	0.42
Net realized and unrealized gain (loss)	(0.03)	(0.19)	0.09	(0.12)	0.28	(0.35)

Total from investment operations	0.03	(0.09)	0.25	0.10	0.58	0.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.15)	(0.16)	(0.22)	(0.30)	(0.12)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.30)

Total dividends and/or distributions to shareholders	(0.10)	(0.15)	(0.16)	(0.22)	(0.30)	(0.42)

Net asset value, end of period	$9.10	$9.17	$9.41	$9.32	$9.44	$9.16

Total Return, at Net Asset Value[3]	0.35%	(0.92)%	2.69%	1.09%	6.46%	0.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,984	$39,598	$43,962	$44,133	$48,021	$39,800

Average net assets (in thousands)	$37,815	$42,032	$44,441	$46,042	$42,208	$41,038

Ratios to average net assets:[4]
Net investment income	1.23%	1.13%	1.71%	2.35%	3.23%	4.73%
Total expenses	1.15%	1.17%	1.17%	1.17%[5]	1.20%[5]	1.24%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.05%	0.95%	0.95%

Portfolio turnover rate[6]	126%	154%	152%	87%	61%	59%

31 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.17%
Year Ended September 30, 2010	1.21%
Year Ended September 30, 2009	1.24%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2014	$1,553,783,088	$1,694,476,403
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

32 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.41	$9.32	$9.44	$9.16	$9.51

Income (loss) from investment operations:
Net investment income[2]	0.09	0.16	0.21	0.27	0.34	0.47
Net realized and unrealized gain (loss)	0.01	(0.20)	0.09	(0.11)	0.29	(0.35)

Total from investment operations	0.10	(0.04)	0.30	0.16	0.63	0.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.21)	(0.21)	(0.28)	(0.35)	(0.14)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.33)

Total dividends and/or distributions to shareholders	(0.13)	(0.21)	(0.21)	(0.28)	(0.35)	(0.47)

Net asset value, end of period	$9.13	$9.16	$9.41	$9.32	$9.44	$9.16

Total Return, at Net Asset Value[3]	1.08%	(0.44)%	3.30%	1.66%	7.00%	1.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,708	$192,989	$532,594	$508,871	$439,029	$293,117

Average net assets (in thousands)	$92,392	$393,408	$512,755	$483,961	$353,879	$389,120

Ratios to average net assets:[4]
Net investment income	1.88%	1.76%	2.30%	2.92%	3.66%	5.25%
Total expenses	0.66%	0.54%	0.51%	0.50%[5]	0.51%[5]	0.58%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.49%	0.45%	0.45%

Portfolio turnover rate[6]	126%	154%	152%	87%	61%	59%

33 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.50%
Year Ended September 30, 2010	0.52%
Year Ended September 30, 2009	0.58%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2014	$1,553,783,088	$1,694,476,403
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453

See accompanying Notes to Financial Statements.

34 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO

FINANCIAL STATEMENTS     March 31, 2014   Unaudited

1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

35     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$272,578,824
Sold securities	95,436,670

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2013 capital loss carryforwards are included in the table below. Capital loss

36 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2014	$18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342
No expiration	14,347,323

Total	$166,088,895

As of March 31, 2014, it is estimated that the capital loss carryforwards would be $151,741,572 expiring by 2018 and $21,834,381 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,514,501,021
Federal tax cost of other investments	(422,123,757)

Total federal tax cost	$1,092,377,264

Gross unrealized appreciation	$22,538,262
Gross unrealized depreciation	(6,882,538)

Net unrealized appreciation	$15,655,724

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of he annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to

37 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

38 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

39 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

40 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Securities Valuation (Continued)

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$46,804,647	$—	$46,804,647
Mortgage-Backed Obligations	—	779,350,176	—	779,350,176
U.S. Government Obligations	—	675,401,349	—	675,401,349
Short-Term Notes	—	27,567,425	—	27,567,425

Total Investments, at Value	—	1,529,123,597	—	1,529,123,597
Other Financial Instruments:
Variation margin receivable	141,029	—	—	141,029

Total Assets	$141,029	$1,529,123,597	$—	$1,529,264,626

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(356,860)	$—	$—	$(356,860)

Total Liabilities	$(356,860)	$—	$—	$(356,860)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which

41 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

2. Securities Valuation (Continued)

represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	5,553,613	$50,823,407	18,074,608	$167,840,853
Dividends and/or distributions reinvested	866,016	7,915,696	1,521,178	14,141,197
Redeemed	(11,928,900)	(109,174,114)	(31,626,848)	(293,583,823)

Net decrease	(5,509,271)	$(50,435,011)	(12,031,062)	$(111,601,773)

Class B
Sold	46,202	$423,654	477,383	$4,429,312
Dividends and/or distributions reinvested	22,852	208,895	45,916	427,572
Redeemed	(668,129)	(6,114,804)	(2,142,116)	(19,893,508)

Net decrease	(599,075)	$(5,482,255)	(1,618,817)	$(15,036,624)

Class C
Sold	1,361,693	$12,436,662	5,098,530	$47,316,113
Dividends and/or distributions reinvested	191,975	1,750,423	308,547	2,866,736
Redeemed	(4,368,666)	(39,894,539)	(10,757,192)	(99,611,725)

Net decrease	(2,814,998)	$(25,707,454)	(5,350,115)	$(49,428,876)

Class I
Sold	21,805,236	$199,655,699	25,784,725	$236,449,817
Dividends and/or distributions reinvested	572,474	5,215,558	103,238	946,348
Redeemed	(1,947,930)	(17,794,135)	(891,850)	(8,174,558)

Net increase	20,429,780	$187,077,122	24,996,113	$229,221,607

Class N
Sold	421,640	$3,853,808	1,181,942	$10,977,485
Dividends and/or distributions reinvested	43,024	393,021	68,907	640,071
Redeemed	(829,032)	(7,576,405)	(1,604,872)	(14,888,788)

Net decrease	(364,368)	$(3,329,576)	(354,023)	$(3,271,232)

42 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013[1]
	Shares	Amount	Shares	Amount
Class Y
Sold	2,186,663	$20,035,846	10,159,046	$94,690,983
Dividends and/or distributions reinvested	86,940	796,642	1,011,586	9,409,791
Redeemed	(20,296,073)	(185,717,861)	(46,720,869)	(431,719,883)

Net decrease	(18,022,470)	$(164,885,373)	(35,550,237)	$(327,619,109)

1. For the year ended September 30, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 28, 2012 (inception of offering) to September 30, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$402,234,083	$401,867,990
U.S. government and government agency obligations	1,167,690,825	983,304,980
To Be Announced (TBA) mortgage-related securities	1,553,783,088	1,694,476,403

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

Fee Schedule Effective November 1, 2013
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

43 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$23,880,507
Class N	2,275,044

44 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$39,529	$24,838	$18,038	$4,539	$917

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class N shares and 0.50% for the Class Y shares. During the six months ended March 31, 2014, the Manager reimbursed the Fund $359,087, $8,773, $67,995, $9,140 and $71,773 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

45 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

46 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts. A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $225,830,929 and $295,624,261 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

47 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

    With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of March 31, 2014:

48 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$141,029	*	Variation margin payable	$356,860	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effective of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$(4,447,608)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$4,685,430

7. Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

49 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

8. Pending Litigation (Continued)

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is

50 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

8. Pending Litigation (Continued)

premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

51 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER  LIMITED-TERM GOVERNMENT FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Peter Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

53 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

55     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0855.001.0314 May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	5/13/2014